GMAC MORTGAGE [GRAPHIC OMITTED]

      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. GMAC Mortgage, LLC ("GMACM") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACM has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACM acted as master servicer and securities administrator and involving first and second lien mortgage loans and home equity loan (the "GMACM Master Servicing Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, GMACM used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to GMAC Mortgage, LLC as Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to GMACM based on the activities it performs with respect to the GMACM Master Servicing Platform;

4. GMACM has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Master Servicing Platform taken as a whole, except as described in Appendix C hereto.

5. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACM's compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                      GMAC Mortgage, LLC

                                      By:    /s/ Anthony N. Renzi
                                      Name:  Anthony N. Renzi
                                      Title: Executive Vice President


                                                           APPENDIX A


          ------------------------------------------------------------------------ -----------------------------------

                                    SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------- ---------------------------------------------------- ----------------- -----------------
              Reference                            Criteria                         Applicable to    Inapplicable to
                                                                                    GMAC Mortgage,    GMAC Mortgage,
                                                                                    LLC as Master     LLC as Master
                                                                                     Servicer and      Servicer and
                                                                                      Securities        Securities
                                                                                    Administrator     Administrator
          ------------------- ---------------------------------------------------- ----------------- -----------------
                                      General Servicing Considerations
          ------------------- ---------------------------------------------------- ----------------- -----------------

          1122(d)(1)(i)       Policies and procedures are instituted to monitor           X
                              any performance or other triggers and events of
                              default in accordance with the transaction
                              agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(1)(ii)      If any material servicing activities are
                              outsourced to third parties, policies and                                     X
                              procedures are instituted to monitor the third
                              party's performance and compliance with such
                              servicing activities.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(1)(iii)     Any requirements in the transaction agreements to
                              maintain a back-up servicer for the pool assets                               X
                              are maintained.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is
                              in effect on the party participating in the                 X
                              servicing function throughout the reporting period
                              in the amount of coverage required by and
                              otherwise in accordance with the terms of the
                              transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
                                     Cash Collection and Administration
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(i)       Payments on pool assets are deposited into the
                              appropriate custodial bank accounts and related                               X
                              bank clearing accounts no more than two business
                              days following receipt, or such other number of
                              days specified in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of
                              an obligor or to an investor are made only by               X
                              authorized personnel.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(iii)     Advances of funds or guarantees regarding
                              collections, cash flows or distributions, and any           X
                              interest or other fees charged for such advances,
                              are made, reviewed and approved as specified in
                              the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
                              The related accounts for the transaction, such as
                              cash reserve accounts or accounts established as a                            X
                              form of overcollateralization, are separately
                              maintained (e.g., with respect to commingling of
          1122(d)(2)(iv)      cash) as set forth in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(v)       Each custodial account is maintained at a
                              federally insured depository institution as set
                              forth in the transaction agreements. For purposes                             X
                              of this criterion, "federally insured depository
                              institution" with respect to a foreign financial
                              institution means a foreign financial institution
                              that meets the requirements of Rule 13k-1(b)(1) of
                              the Securities Exchange Act.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent
                                                                                                            X
                              unauthorized access.
          ------------------- ---------------------------------------------------- ----------------- -----------------




          ------------------------------------------------------------------------ -----------------------------------

                                    SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------- ---------------------------------------------------- ----------------- -----------------
              Reference                            Criteria                         Applicable to    Inapplicable to
                                                                                    GMAC Mortgage,    GMAC Mortgage,
                                                                                    LLC as Master     LLC as Master
                                                                                     Servicer and      Servicer and
                                                                                      Securities        Securities
                                                                                    Administrator     Administrator
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis
                              for all asset-backed securities related bank
                              accounts, including custodial accounts and related
                              bank clearing accounts. These reconciliations are
                              (A) mathematically accurate; (B) prepared within
                              30 calendar days after the bank statement cutoff                              X
                              date, or such other number of days specified in
                              the transaction agreements; (C) reviewed and
                              approved by someone other than the person who
                              prepared the reconciliation; and (D) contain
                              explanations for reconciling items. These
                              reconciling items are resolved within 90 calendar
                              days of their original identification, or such
                              other number of days specified in the transaction
                              agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
                                     Investor Remittances and Reporting
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(3)(i)       Reports to investors, including those to be filed
                              with the Commission, are maintained in accordance
                              with the transaction agreements and applicable
                              Commission requirements. Specifically, such
                              reports (A) are prepared in accordance with                 X
                              timeframes and other terms set forth in the
                              transaction agreements; (B) provide information
                              calculated in accordance with the terms specified
                              in the transaction agreements; (C) are filed with
                              the Commission as required by its rules and
                              regulations; and (D) agree with investors' or the
                              trustee's records as to the total unpaid principal
                              balance and number of pool assets serviced by the
                              Servicer.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(3)(ii)      Amounts due to investors are allocated and
                              remitted in accordance with timeframes,                     X
                              distribution priority and other terms set forth in
                              the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(3)(iii)     Disbursements made to an investor are posted
                              within two business days to the Servicer's                  X
                              investor records, or such other number of days
                              specified in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(3)(iv)      Amounts remitted to investors per the investor
                              reports agree with cancelled checks, or other form          X
                              of payment, or custodial bank statements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
                                          Pool Asset Administration
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(i)       Collateral or security on pool assets is
                              maintained as required by the transaction                                     X
                              agreements or related mortgage loan documents.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(ii)      pool asset and related documents are safeguarded
                              as required by the transaction agreements                                     X
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(iii)     Any additions, removals or substitutions to the
                              asset pool are made, reviewed and approved in               X
                              accordance with any conditions or requirements in
                              the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(iv)      Payments on pool assets, including any payoffs,
                              made in accordance with the related pool asset
                              documents are posted to the Servicer's obligor
                              records maintained no more than two business days                             X
                              after receipt, or such other number of days
                              specified in the transaction agreements, and
                              allocated to principal, interest or other items
                              (e.g., escrow) in accordance with the related pool
                              asset documents.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(v)       The Servicer's records regarding the pool assets
                              agree with the Servicer's records with respect to                             X
                              an obligor's unpaid principal balance.
          ------------------- ---------------------------------------------------- ----------------- -----------------




          ------------------------------------------------------------------------ -----------------------------------

                                    SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------- ---------------------------------------------------- ----------------- -----------------
              Reference                            Criteria                         Applicable to    Inapplicable to
                                                                                    GMAC Mortgage,    GMAC Mortgage,
                                                                                    LLC as Master     LLC as Master
                                                                                     Servicer and      Servicer and
                                                                                      Securities        Securities
                                                                                    Administrator     Administrator
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(vi)      Changes with respect to the terms or status of an                             X
                              obligor's pool assets (e.g., loan modifications or
                              re-agings) are made, reviewed and approved by
                              authorized personnel in accordance with the
                              transaction agreements and related pool asset
                              documents.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,                                    X
                              forbearance plans, modifications and deeds in lieu
                              of foreclosure, foreclosures and repossessions, as
                              applicable) are initiated, conducted and concluded
                              in accordance with the timeframes or other
                              requirements established by the transaction
                              agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(viii)    Records documenting collection efforts are
                              maintained during the period a pool asset is
                              delinquent in accordance with the transaction
                              agreements. Such records are maintained on at                                 X
                              least a monthly basis, or such other period
                              specified in the transaction agreements, and
                              describe the entity's activities in monitoring
                              delinquent pool assets including, for example,
                              phone calls, letters and payment rescheduling
                              plans in cases where delinquency is deemed
                              temporary (e.g., illness or unemployment).
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(ix)      Adjustments to interest rates or rates of return
                              for pool assets with variable rates are computed                              X
                              based on the related pool asset documents.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(x)       Regarding any funds held in trust for an obligor
                              (such as escrow accounts): (A) such funds are
                              analyzed, in accordance with the obligor's pool
                              asset documents, on at least an annual basis, or                              X
                              such other period specified in the transaction
                              agreements; (B) interest on such funds is paid, or
                              credited, to obligors in accordance with
                              applicable pool asset documents and state laws;
                              and (C) such funds are returned to the obligor
                              within 30 calendar days of full repayment of the
                              related pool assets, or such other number of days
                              specified in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax
                              or insurance payments) are made on or before the
                              related penalty or expiration dates, as indicated                             X
                              on the appropriate bills or notices for such
                              payments, provided that such support has been
                              received by the Servicer at least 30 calendar days
                              prior to these dates, or such other number of days
                              specified in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(xii)     Any late payment penalties in connection with any
                              payment to be made on behalf of an obligor are                                X
                              paid from the Servicer's funds and not charged to
                              the obligor, unless the late payment was due to
                              the obligor's error or omission.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are
                              posted within two business days to the obligor's                              X
                              records maintained by the Servicer, or such other
                              number of days specified in the transaction
                              agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible                                  X
                              accounts are recognized and recorded in accordance
                              with the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------
          1122(d)(4)(xv)      Any external enhancement or other support,
                              identified in Item 1114(a)(1) through (3) or Item           X
                              1115 of Regulation AB, is maintained as set forth
                              in the transaction agreements.
          ------------------- ---------------------------------------------------- ----------------- -----------------

                                   APPENDIX B


SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4

GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1

GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2

LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9

MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2
HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4

MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM07-14AR
MSM07-15AR
2006-J1
2006-AR1

2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3

                                   APPENDIX C


1. Certain investor reports did not provide information calculated in accordance with the terms specified in the transaction agreements, as required by criterion 1122(d)(3)(i)(B).

                                CORRECTIVE ACTION


Corrective action has been implemented to ensure ongoing compliance for the information either reported incorrectly or excluded.


With respect to the remediation efforts described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.